UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2013 (April 9, 2013)

IGNITE RESTAURANT GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35549	94-3421359
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
Company or organization)		Identification No.)

9900 Westpark Drive, Suite 300, Houston, Texas	77063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 366-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On April 11, 2013, Ignite Restaurant Group, Inc. (the “Company”) filed a Form 8-K (the “original Form 8-K”) to report the completion of its acquisition of Romano’s Macaroni Grill (“Mac Grill”), which owns, operates and franchises Romano’s Macaroni Grill restaurants. The restaurant operations are included in Mac Parent LLC (“Mac Parent”), a Delaware limited liability company, and its wholly owned subsidiaries. The transaction was organized such that the Company purchased approximately 83% of Mac Parent by acquiring the stock of two holding entities formerly owned by Golden Gate Capital and management. The remaining approximately 17% of the partnership interest of Mac Parent was purchased directly from other investors. This Form 8-K/A is being filed to amend the original Form 8-K in order to provide the financial statements described under Item 9.01 below. These financial statements are filed as Exhibits 99.1, 99.2 and 99.3 to this Form 8-K/A.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired

The audited consolidated financial statements of  Mac Grill required by Item 9.01(a) of Form 8-K as of June 27, 2012 and June 29, 2011 and for the years ended June 27, 2012, June 29, 2011 and June 30, 2010 are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

The unaudited condensed consolidated financial statements of Mac Grill required by Item 9.01(a) of Form 8-K as of December 26, 2012 and June 27, 2012 and for the six months ended December 26, 2012 and December 28, 2011 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

(b)  Pro Forma Financial Information

The pro forma combined condensed financial information required by Item 9.01(b) of Form 8-K as of and for the year ended December 31, 2012 are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.

(d)  Exhibits.

23.1                        Consent of PricewaterhouseCoopers LLP.

99.1                        Audited consolidated financial statements of Romano’s Macaroni Grill as of June 27, 2012 and June 29, 2011and for the years ended June 27, 2012, June 29, 2011 and June 30, 2010.

99.2                        Unaudited condensed consolidated financial statements of Romano’s Macaroni Grill as of December 26, 2012 and June 27, 2012 and for the six months ended December 26, 2012 and December 28, 2011.

99.3                       Unaudited pro forma combined condensed financial statements of Ignite Restaurant Group, Inc. and Romano’s Macaroni Grill as of and for the year ended December 31, 2012.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 25, 2013

IGNITE RESTAURANT GROUP, INC.

	By:	/s/ Michael J. Dixon
Michael J. Dixon
President and Chief Financial Officer

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